PATHFINDER  FUND
                          P.O. Box 75231
                    Los Angeles, CA 90075-0231
                          (800) 444-4778

  This letter constitutes a supplement, dated December 3, 1999, to the Fund's Prospectus dated November 30, 1998


Dear Shareholder:

          On December 3, 1999, the Board of Trustees of Pathfinder Trust unanimously determined to liquidate and terminate the Trust and PATHFINDER FUND (the "Fund"). The Board's decision is based primarily on the small size of the Fund and the effects of that size on the expenses of operating the Fund relative to its income. After considering various alternatives, including the possible combination of the Fund with another unaffiliated mutual fund, the Board ultimately determined that liquidation was in the best interests of the Fund's shareholders. Among other things, the proposed liquidation will permit the Fund's shareholders to invest the distributions they receive upon the Fund's liquidation in investment vehicles of their own choice.

          The proposed liquidation remains subject to approval by the Fund's shareholders. We intend to hold a special meeting of shareholders to approve the liquidation in early January 2000, and to complete the liquidation as soon as practicable after shareholder approval. Prior to the shareholders' meeting, you will receive proxy materials describing the proposed liquidation in more detail.

          On December 3, 1999, the Board of Trustees also voted to establish a reserve in the amount of $25,000, which is estimated to cover the legal, accounting, printing and other expenses associated with the proposed liquidation and the related shareholders' meeting. This reserve will be charged against the net assets of the Fund on Monday, December 6, 1999. The Board determined that this reserve is in the best interests of the Fund's shareholders because it will result in those expenses being allocated proportionately among all shareholders as of that date.

          As a result of these actions, the Fund will no longer accept any additional investments in the Fund from new or existing shareholders, except as a result of the reinvestment of dividends and capital gains distributions on existing shares. These actions will not affect your right to redeem your shares, and the Fund will continue to honor all redemption requests in accordance with its current Prospectus. Questions about your account and redemption requests should be directed to the Fund's shareholder servicing agent at:
                          (800) 207-0760

                                        Very truly yours,

                                             /s/

                                        Edwin R. Bernstein
                                        President and Trustee